SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	December 12, 2007

AMERICAN ELECTRIC POWER COMPANY, INC.
(Exact Name of Registrant as Specified in Its Charter)

1-3525	New York	13-4922640
(Commission File Number)	(State or Other Jurisdiction of Incorporation)	(IRS Employer Identification No.)

1 Riverside Plaza, Columbus, OH	43215
(Address of Principal Executive Offices)	(Zip Code)

614-716-1000
(Registrant’s Telephone Number, Including Area Code)

None
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Items to be Included in this Report

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On December 12, 2007, the Board of Directors (the “Board”) of American Electric Power Company, Inc. (the “Company”) elected Thomas E. Hoaglin to serve as a director of the Company.  Mr. Hoaglin’s initial term as a director will continue until the 2008 annual meeting of shareholders.  The Board did not appoint Mr. Hoaglin to any committees.

    Mr. Hoaglin is Chairman and Chief Executive Officer of Huntington Bankshares Incorporated.  Mr. Hoaglin is also on the board of directors of The Gorman-Rupp Company.

The Board has determined that Mr. Hoaglin is an “independent” director under the Company’s Corporate Governance guidelines and the independence requirements of the New York Stock Exchange, as well as the applicable rules promulgated by the Securities and Exchange Commission (the “SEC”).

As a non-employee director, Mr. Hoaglin will receive the same compensation paid to other non-employee directors of the Company in accordance with the policies and procedures previously approved by the Board for non-employee directors.

There are no arrangements between Mr. Hoaglin and any other person pursuant to which Mr. Hoaglin was elected to serve as a director, nor are there any transactions to which the Company or any of its subsidiaries is a party and in which Mr. Hoaglin has a material interest.

Item 5.03                      Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Effective December 12, 2007, the Board of Directors of the Company amended Section 14 of the Company’s Bylaws, as amended (the “Bylaws”),  to provide for the issuance of uncertificated shares.  Eligibility for participation in a direct registration system operated by a securities depository requires that a company’s corporate documents permit its stock to be issued in uncertificated form.  Accordingly, the Board approved an amendment to the Bylaws to permit the Company’s stock to be issued in certificated or uncertificated form and to allow the transfer of shares without presentation of a stock certificate.

A direct registration program permits investors’ ownership to be recorded and maintained on the books of the Company or the transfer agent without the issuance of a physical stock certificate and allows investors to electronically transfer securities to broker-dealers in order to effect transactions without the risks and delays associated with transferring physical certificates.

The foregoing description is qualified in its entirety by reference to the amendment to the Bylaws approved by the Board, a copy of which is attached and incorporated herein as Exhibit 3.1 to this Form 8-K.

Item 9.01.                      Financial Statements and Exhibits

(d)           Exhibits

3.1	Amendment to Section 14 of the Company’s Bylaws

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERICAN ELECTRIC POWER COMPANY, INC.
By:	/s/ Thomas G. Berkemeyer
Name:	Thomas G. Berkemeyer
Title	Assistant Secretary

December 13, 2007